Exhibit 99.3

IBM 2Q 2018 Earnings July 18, 2018 ibm.com/investor

Forward Looking Statements and Non-GAAP Information 2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earnings presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on July 18, 2018. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/2q18.html

Overview 3 2Q18 $20.0B Revenue $3.08 Operating EPS $12.6B Free Cash Flow Last 12 Months y Revenue up 4% yr/yr, up 2% at constant currency - Strategic imperatives revenue growth accelerated to 13% @cc, led by cloud and security - Cloud driven by as-a-Service growth of 24% @cc; total cloud revenue now $18.5B over last 12 months Strong profit performance and operating leverage - Operating pre-tax profit up 11%, operating pre-tax margin up 110 basis points - Pre-tax profit growth driven by gross profit and expense efficiencies Clients value IBM’s innovative technology + industry expertise + trust and security Maintaining full-year expectations for operating earnings per share and free cash flow y y y

Operating Earnings per Share Drivers – 2Q17 to 2Q18 4 (0.22) 0.20 3.08 0.07 0.10 2Q17 Revenue @Actual Pre-Tax Margin Tax Shares 2Q18 • • • • Growth in revenue, operating gross profit, pre-tax income Solid pre-tax operating leverage Significant tax headwind driven by 2Q17 discrete tax benefit Mid-single digit EPS growth Sum of the components may not add due to the use of rounded numbers 2.94 Operating Leverage

Key Financial Metrics 5 Last 12 B/(W) • • • Broad-based revenue growth across geographies and sectors Strong pre-tax profit growth with 2/3 from gross profit Gross margin performance driven by mix and investments; productivity benefits from 1Q18 actions to ramp in second half Expense performance reflects operational efficiency while maintaining high investment levels Free cash flow performance impacted by cash tax and capital investments P&L Ratios (Operating) • • Revenue growth rates @CC, $ in billions except for EPS GP Margin 46.5% (0.6 pts) Expense E/R 29.6% 1.7 pts PTI Margin 16.9% 1.1 pts Tax Rate 16.0% (6.7 pts) NI Margin 14.2% (0.1 pts) Cash Highlights 2Q18 Months Free Cash Flow (excl. GF Receivables) $1.9 $12.6 Share Repurchase (Gross) $1.0 $3.4 Dividends $1.4 $5.6 Cash Balance @ June 30 $11.9 P&L Highlights 2Q18 Yr/Yr Revenue $20.0 2% GP - Operating $9.3 2% Expense - Operating $5.9 2% PTI - Operating $3.4 11% NI - Operating $2.8 3% EPS - Operating $3.08 5%

Cognitive Solutions Segment 6 Segment Revenue Elements Solutions Software (1%) Yr/Yr Transaction Processing Software (2%) Yr/Yr Highlights • Solutions Software reflects growth in analytics and industry verticals; repositioning of some offerings Transaction Processing Software performance impacted by decline in storage software Margin expansion driven by operational efficiencies, mitigated by impact of investments and mix • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 2Q18 Yr/Yr Strategic Imperatives $3.0 Flat Cloud $0.6 (1%) as-a-Service annual run rate $2.0 Segment Results 2Q18 Yr/Yr Revenue (External) $4.6 (1%) PTI $1.8 9% PTI Margin 33.2% 2.4 pts

Global Business Services Segment 7 Segment Revenue Elements Consulting +4% Yr/Yr Application Management (3%) Yr/Yr Global Process Services (3%) Yr/Yr Highlights • • • Continued improvement in revenue performance Consulting growth reflects strength in digital offerings Gross margin expansion driven by revenue mix and productivity Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 2Q18 Yr/Yr Strategic Imperatives $2.7 6% Cloud $1.1 8% as-a-Service annual run rate $1.4 Segment Results 2Q18 Yr/Yr Revenue (External) $4.2 Flat Gross Margin (External) 25.9% 1.3 pts PTI $0.4 24% PTI Margin 9.0% 1.6 pts

Technology Services and Cloud Platforms Segment 8 Segment Revenue Elements Infrastructure Services +1% Yr/Yr Integration Software +1% Yr/Yr Technical Support Services (4%) Yr/Yr Highlights • Returned to modest growth led by Infrastructure Services, moving clients to hybrid cloud Technical Support Services reflects strong IBM Z cycle Gross margin performance impacted by revenue mix and cloud investments • • Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 2Q18 Yr/Yr Strategic Imperatives $3.1 24% Cloud $2.2 27% as-a-Service annual run rate $7.6 Segment Results 2Q18 Yr/Yr Revenue (External) $8.6 Flat Gross Margin (External) 39.4% (1.0 pts) PTI $0.9 (11%) PTI Margin 10.1% (1.5 pts)

Systems Segment

9

Segment Results	2Q18	Yr/Yr
Revenue (External)	$2.2	23%
PTI	$0.3	$0.3
PTI Margin	14.3%	10.5 pts

Highlights

- Growth in all three brands; overall Systems share gain
- IBM Z up > 100% yr/yr reflects high adoption rate of z14, and strong demand for new workloads
- Power grew, driven by strong POWER9 acceptance
- Storage returned to growth, led by Flash
- Strong profit growth; margin dynamics reflect mix

Segment Revenue Elements



Systems Hardware +31% Yr/Yr
Operating Systems Software (1%) Yr/Yr

Strategic Imperatives Revenue within Systems	2Q18	Yr/Yr
Strategic Imperatives	$1.2	55%
Cloud	$0.8	28%

Revenue growth rates @CC, $ in billions

Cash Flow and Balance Sheet Highlights 10 • Free cash flow reflects solid working capital performance, offset by higher cash taxes and capital expenditures Free cash flow realization ~111%** over last 12 months • Positioned to support business over the longer term • $ in billions *Excludes Global Financing receivables **Adjusted for the charges associated with enactment of U.S. tax reform ***Reflects adoption of the FASB guidance on restricted cash, Dec 17 and Jun 17 recast Balance Sheet Jun 18 Dec 17 Jun 17 Cash & Marketable Securities*** $11.9 $12.8 $12.5 Total Debt $45.5 $46.8 $45.7 Global Financing Debt $31.1 $31.4 $29.0 Global Financing Leverage 9.0 9.0 9.0 Non-GF Debt $14.4 $15.4 $16.6 Last 12 Months Cash Flow 2Q18 Yr/Yr Net Cash from Operations* $2.9 ($0.4) $16.2 Free Cash Flow* $1.9 ($0.7) $12.6 Selected Uses of Cash Net Capital Expenditures $1.0 $3.6 Acquisitions $0.1 $0.4 Dividends/Share Repurchase $2.4 $9.0

Summary 11 • IBM’s differentiated value proposition is driven by innovative technologies, industry expertise, trust and security, delivered through an integrated model • Strong revenue and profit performance in second quarter • Maintaining full-year expectations of at least $13.80 of operating EPS and $12 billon of free cash flow

12 ibm.com/investor

Supplemental Materials 13 • • • • • • • • • • Currency – Impact on Revenue Growth Strategic Imperatives Revenue Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

Currency – Impact on Revenue Growth 14 US$B Yr/Yr Revenue As Reported $20.0 3.7% Currency Impact $0.4 2.1 pts Revenue @ CC 1.6% Supplemental Materials Quarterly Averages per US $ 1Q18 Yr/Yr 2Q18 Yr/Yr 7/17/18 Spot 3Q18 4Q18 FY18 Euro 0.81 13% 0.84 8% 0.86 0% (1%) 5% Pound 0.72 11% 0.74 6% 0.76 1% (1%) 4% Yen108 5% 109 2% 113 (2%) 0% 1% Revenue Impact, Future @ 7/17/18 Spot5 pts 2 pts Prior View @ 4/16/18 Spot4 pts (1-2 pts)~(1 pts)~1 pts ~2 pts ~2 pts ~3 pts

Strategic Imperatives Revenue 15 • Growth accelerated in 2Q18, led by security and cloud • Strategic Imperatives revenue of $39B over last 12 months, 48% of IBM revenue • Cloud revenue of $18.5B over last 12 months, up 23% at actual rates, 23% of IBM revenue Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Supplemental Materials Strategic Imperatives Revenue 2Q18 Yr/Yr Total $10.1 13% Analytics $5.4 5% Cloud $4.7 18% aaS annual run rate $11.1 24% Mobile $1.3 3% Security $1.0 79% Social $0.2 (18%)

Geographic Revenue 16 • Broad-based performance across geographies and markets • Americas reflects continued growth in Latin America and modest growth in US • E/ME/A accelerated to 4%, led by Germany, UK, France, Spain, and growth across business areas • Asia Pacific yr/yr performance consistent with 1Q18, Japan improved to +1% Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 2Q18 Yr/Yr Americas $9.2 1% Europe/ME/Africa $6.4 4% Asia Pacific $4.4 Flat

Segment Revenue & Gross Profit 17 Segment Revenue & Gross Profit Metrics - 2Q18 Cognitive Solutions Global Business Services Technology Services & Cloud Platforms Systems Global Financing Revenue growth rates @CC, $ in billions Supplemental Materials 2Q18 Revenue Yr/Yr 2Q18 GP% Yr/Yr $4.6 (1%) 77.7% (1.3 pts) Solutions Software $3.2 (1%) Transaction Processing Software $1.4 (2%) $4.2 Flat 25.9% 1.3 pts Consulting $1.9 4% Global Process Services $0.3 (3%) Application Management $1.9 (3%) $8.6 Flat 39.4% (1.0 pts) Global Technology Services $7.5 Flat 33.2% (1.2 pts) Infrastructure Services $5.8 1% Technical Support Services $1.7 (4%) Integration Software $1.1 1% 81.9% (0.1 pts) $2.2 23% 50.6% (2.1 pts) Systems Hardware $1.8 31% 42.9% 1.1 pts Operating Systems Software $0.4 (1%) 82.4% (4.7 pts) $0.4 (6%) 26.6% (4.2 pts)

Additional Revenue & Backlog Information 18 IBM Z 112% Power 4% Backlog Yr/Yr @Actual (2%) Storage 2% Growth rates @CC, $ in billions, Services Backlog calculated using June 30 currency spot rates Supplemental Materials 2Q18 Yr/Yr Signings $11.5 6% Services Backlog $116 (1%) 2Q18 Yr/Yr Systems Hardware Revenue $1.8 31%

Expense Summary 19 • • Continuing to invest to build innovation pipeline in areas including AI, security, blockchain Yr/yr performance reflects operational efficiencies in SG&A and RD&E, mitigated by currency impact and lower level of IP income $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Supplemental Materials B/(W) Currency Acq.* Base** Expense Metrics 2Q18 Yr/Yr SG&A – Operating $4.7 3% (1 pts)0 pts 5 pts RD&E – Operating $1.4 5% (1 pts)0 pts 6 pts IP and Custom Development Income ($0.3) (31%) Other (Income)/Expense ($0.1) 44% Interest Expense $0.2 (18%) Operating Expense & Other Income $5.9 2% (2 pts) 0 pts 4 pts

Balance Sheet Summary 20 $ in billions *Reflects adoption of the FASB guidance on restricted cash, Dec 17 and Jun 17 recast **includes eliminations of inter-company activity Supplemental Materials Jun 18 Dec 17 Jun 17 Cash & Marketable Securities* $11.9 $12.8 $12.5 Non-GF Assets*, ** $72.4 $74.2 $73.9 Global Financing Assets* $37.3 $38.3 $34.1 Total Assets $121.6 $125.4 $120.5 Other Liabilities $57.5 $60.8 $56.3 Non-GF Debt** $14.4 $15.4 $16.6 Global Financing Debt $31.1 $31.4 $29.0 Total Debt $45.5 $46.8 $45.7 Total Liabilities $103.0 $107.6 $102.0 Equity $18.6 $17.7 $18.5 Global Financing Leverage 9.0 9.0 9.0

Cash Flow Summary 21 YTD 2Q18 B/(W) Yr/Yr $ in billions *Reflects adoption of the FASB guidance on restricted cash, 2017 recast Supplemental Materials QTD 2Q18 B/(W) Yr/Yr Net Cash from Operations $2.3 ($1.2) $6.9 ($0.5) Less: Global Financing Receivables ($0.6) ($0.7) $1.8 ($0.4) Net Cash from Operations (excluding GF Receivables) $2.9 ($0.4) $5.1 ($0.1) Net Capital Expenditures ($1.0) ($0.3) ($1.9) ($0.3) Free Cash Flow (excluding GF Receivables) $1.9 ($0.7) $3.2 ($0.4) Acquisitions ($0.1) $0.0 ($0.1) $0.0 Divestitures $0.0 ($0.0) $0.0 ($0.0) Dividends ($1.4) ($0.0) ($2.8) ($0.1) Share Repurchases (Gross) ($1.0) $0.4 ($1.8) $1.0 Non-GF Debt ($0.1) ($2.2) ($0.6) ($3.0) Other (includes GF Net A/R & GF Debt)* ($0.6) ($0.4) $1.2 ($2.2) Change in Cash & Marketable Securities* ($1.2) ($2.9) ($0.9) ($4.7)

Cash Flow (ASC 230) 22 $ in billions *Reflects adoption of the FASB guidance on restricted cash, 2Q17 recast Supplemental Materials QTD 2Q18 QTDYTDYTD 2Q17 2Q18 2Q17 Net Income from Operations $2.4 $2.3 $4.1 $4.1 Depreciation / Amortization of Intangibles $1.1 $1.1 $2.2 $2.2 Stock-based Compensation $0.1 $0.1 $0.2 $0.3 Working Capital / Other ($0.8) ($0.3) ($1.4) ($1.4) Global Financing A/R ($0.6) $0.2 $1.8 $2.2 Net Cash provided by Operating Activities $2.3 $3.5 $6.9 $7.4 Capital Expenditures, net of payments & proceeds ($1.0) ($0.7) ($1.9) ($1.6) Divestitures, net of cash transferred $0.0 $0.0 $0.0 $0.0 Acquisitions, net of cash acquired ($0.1) ($0.1) ($0.1) ($0.2) Marketable Securities / Other Investments, net* $0.4 ($0.9) ($0.4) $0.3 Net Cash used in Investing Activities* ($0.6) ($1.7) ($2.4) ($1.4) Debt, net of payments & proceeds ($0.0) $2.3 ($0.8) $2.8 Dividends ($1.4) ($1.4) ($2.8) ($2.7) Common Stock Repurchases ($1.0) ($1.4) ($1.8) ($2.7) Common Stock Transactions - Other ($0.1) ($0.1) ($0.1) ($0.0) Net Cash used in Financing Activities ($2.5) ($0.6) ($5.4) ($2.7) Effect of Exchange Rate changes on Cash ($0.4) $0.4 ($0.3) $0.5 Net Change in Cash & Cash Equivalents* ($1.3) $1.6 ($1.3) $3.9

Non-GAAP Supplemental Materials Reconciliation of Operating Earnings Per Share 23 2018 Expectations GAAP Diluted EPS at least $11.60 Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.78 Non-Operating Retirement-Related Items $1.32 Tax Reform Enactment Charge Adjustment $0.10 *Includes acquisitions as of June 30, 2018 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 2Q 2018 24 2Q18 Yr/Yr GAAP @CC Americas Flat 1% Europe/ME/Africa 11% 4% Asia Pacific 2% Flat U.S. Flat Flat Japan 3% 1% LA (3%) 3% The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 2Q 2018 25 2Q18 Yr/Yr GAAP @CC Strategic Imperatives 15% 13% Analytics 7% 5% Cloud 20% 18% aaS annual run rate 26% 24% Mobile 5% 3% Security 81% 79% Social (17%) (18%) The above reconciles the Non-GAAP financial information contained in the “Strategic Imperatives Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials

26

Reconciliation of Revenue Growth - 2Q 2018

	2Q18 Yr/Yr	
	GAAP	@CC
Cognitive Solutions	**Flat**	**(1%)**
Solutions Software	1%	(1%)
Transaction Processing Software	Flat	(2%)
Strategic Imperatives	1%	Flat
Cloud	Flat	(1%)
Global Business Services	**2%**	**Flat**
Consulting	6%	4%
Global Process Services	(1%)	(3%)
Application Management	(1%)	(3%)
Strategic Imperatives	8%	6%
Cloud	10%	8%

	2Q18 Yr/Yr	
	GAAP	@CC
Tech Svcs & Cloud Platforms	**2%**	**Flat**
Global Technology Services	2%	Flat
Infrastructure Services	4%	1%
Technical Support Services	(2%)	(4%)
Integration Software	3%	1%
Strategic Imperatives	26%	24%
Cloud	30%	27%
Systems	**25%**	**23%**
Systems Hardware	32%	31%
z Systems	114%	112%
Power	5%	4%
Storage	4%	2%
Operating Systems Software	Flat	(1%)
Strategic Imperatives	57%	55%
Cloud	30%	28%
Global Financing	**(5%)**	**(6%)**

The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures.

Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth - 2Q 2018 27 2Q18 Yr/Yr GAAP @CC as-a-Service -Global Business Services 27% 25% as-a-Service - Tech Services & Cloud Platform 33% 30% The above reconciles the Non-GAAP financial information contained in the “2Q18 Prepared Remarks” and “Technology Services & Cloud Platforms Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Expense Summary - 2Q 2018 28 Non-GAAP Adjustments Operating (Non-GAAP) GAAP SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions 0 pts 0 pts 0 pts Base * 5 pts 0 pts 5 pts RD &E Currency (1 pts) 0 pts (1 pts) Acquisitions 0 pts 0 pts 0 pts Base * 6 pts 0 pts 6 pts Oper ating Expense & Other Incom e Currency (2 pts) 0 pts (2 pts) Acquisitions 0 pts 0 pts 0 pts Base* 4 pts 1 pts 4 pts The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow-Last 12 Months 29 12 Months Ended Jun 2018 Net Cash from Operating Activities per GAAP: $16.2 Less: the change in Global Financing (GF) Receivables ($0.0) Net Cash from Operating Activities (Excluding GF Receivables) $16.2 Capital Expenditures, Net ($3.6) Free Cash Flow (Excluding GF Receivables) $12.6 $ in billions The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Free Cash Flow Realization-Last 12 Months 30 LTM Excluding Tax Reform* LTM Free Cash Flow Realization 219% ~111% The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated July 18, 2018 for additional information on the use of these Non-GAAP financial measures. * Adjusted for the charges associated with enactment of U.S. tax reform Supplemental Materials

31 ibm.com/investor